UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2019

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001- 33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock	URG (NYSE American); URE (TSX)	NYSE American; TSX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On January 16, 2018, Ur-Energy Inc. (“Ur-Energy”), together with Energy Fuels Inc. (“Energy Fuels”), jointly submitted a Petition to the U.S. Department of Commerce (“DOC”) for Relief Under Section 232 of the Trade Expansion Act of 1962 (as amended) from Imports of Uranium Products that Threaten National Security (the “Petition”). On July 18, 2018, DOC initiated its investigation into the effects of those imports on national security and, on April 14, 2019, submitted its report to the President with its findings and recommendations. Following receipt of the Secretary’s report, the President then had 90 days to act on the Secretary’s recommendations and if necessary take action to “adjust the imports of an article and its derivatives” and/or pursue other lawful non-trade related actions necessary to address the threat.

On July 12, 2019, the White House issued a “Memorandum on the Effect of Uranium Imports on the National Security and Establishment of the United States Nuclear Fuel Working Group” (the “President’s Memorandum”).

The President’s Memorandum states that the Secretary of Commerce found that “…uranium is being imported in such quantities and under such circumstances as to threaten to impair the national security of the United States....” The President found that “…the United States uranium industry faces significant challenges in producing uranium domestically and that this is an issue of national security [and that] a fuller analysis of national security considerations with respect to the entire nuclear fuel supply chain is necessary at this time.”

Through the President’s Memorandum, he has established the United States Nuclear Fuel Working Group (the “Working Group”) to develop recommendations for reviving and expanding domestic uranium production. The Working Group must report its recommendations back to the President within 90 days.

There can be no certainty of the outcome of the Working Group’s findings and recommendations, if any, or the impact of actions taken in response to those findings and recommendation or the President’s Memorandum, and therefore the outcome of this continuing process is uncertain.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2019

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud

Name: Penne A. Goplerud Title: Corporate Secretary and General Counsel